Financial expenses and income	12 Months Ended
Dec. 31, 2021
Analysis of income and expense [abstract]
Financial expenses and income	Financial expenses and income
An analysis of Financial expenses and Financial income is set forth below:

(€ million)	2021	2020	(d)	2019	(d)
Cost of debt(a)	(313)	(328)		(318)
Interest income(b)	54	103		146
Cost of net debt	(259)	(225)		(172)
Non-operating foreign exchange gains/(losses)	2	(6)		1
Unwinding of discounting of provisions(c)	(11)	(11)		(25)
Net interest cost related to employee benefits	(44)	(57)		(83)
Gains/(losses) on disposals of financial assets	3	6		—
Net interest expense on lease liabilities	(35)	(38)		(39)
Other	16	(4)		19
Net financial income/(expenses)	(328)	(335)		(299)
comprising: Financial expenses	(368)	(388)		(440)
Financial income	40	53		141
(a) Includes net gains on interest rate and currency derivatives used to manage debt: €14 million in 2021, €93 million in 2020 and €187 million in 2019.
(b) Includes net gains on interest rate and currency derivatives used to manage cash and cash equivalents: €51 million in 2021, €66 million in 2020 and €55 million in 2019.
(c) Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note D.19.).
(d) Includes the impact of the April 2021 IFRIC agenda decision on the allocation of benefits to service periods (see Note A.2.1.).

In 2021, 2020 and 2019, the impact of the ineffective portion of hedging relationships was not material.